                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) August 24, 1995





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE
(State or other jurisdiction of incorporation)

(Commission File Number)        2-44197
(I.R.S. Employer
Identification Number)          06-0876639



250 E. Carpenter Freeway, Irving, Texas                          75062-2729
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (214) 541-4000

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibits relate to the Registrant's Registration No. 33-60769 on Form S-3 with respect to which the Registrant commenced an offering on August 24, 1995 of $150,000,000 principal amount of Investment Notes due one to five years from date of issue:

     4(a) -    Definitive Form of Global Note


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASSOCIATES FIRST CAPITAL CORPORATION




                                     By: /s/R. W. Ulrich
                                         Senior Vice President


Date: August 28, 1995

                             INDEX TO EXHIBITS



Exhibit
Number

4(a)    -    Definitive Form of Global Note



/TEXT